SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  August 21, 2001
--------------------------------
(Date of earliest event reported)


                First Union Commercial Mortgage Securities, Inc.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

North Carolina                    333-53266                     56-1643598
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(State or Other                  (Commission                 (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)



201 South College Street, Charlotte, North Carolina                   28288-0166
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    (Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

ITEM 5.       OTHER EVENTS.

              Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Deutsche Banc Alex. Brown Inc. which are hereby filed pursuant to the Kidder Letter.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------              -----------
       (99)              Computational Materials prepared by Deutsche Banc Alex.
                         Brown Inc. in connection with First Union Commercial
                         Mortgage Securities, Inc., Commercial Mortgage
                         Pass-Through Certificates, Series 2001-C3

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         FIRST UNION COMMERCIAL MORTGAGE
                                            SECURITIES, INC.


                                         By:    /s/    Timothy F. Danello
                                                --------------------------------
                                                Name:    Timothy F. Danello
                                                Title:   Senior Vice President

Date:  August 21, 2001

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.      Description                                      Electronic (E)
-----------      -----------                                      --------------

     (99)        Computational Materials prepared by                    P
                 Deutsche Banc Alex. Brown Inc.
                 in connection with First Union
                 Commercial Mortgage Securities, Inc.,
                 Commercial Mortgage Pass-Through
                 Certificates, Series 2001-C3